Exhibit 99.1


                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

                              Dated: March 21, 2008


The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.



                                       LEUCADIA NATIONAL CORPORATION

                                       By: /s/ Joseph A. Orlando
                                           ------------------------------------
                                           Name: Joseph A. Orlando
                                           Title: Vice President and
                                                  Chief Financial Officer


                                       PHLCORP, INC.

                                       By: /s/ Joseph A. Orlando
                                           ------------------------------------
                                           Name: Joseph A. Orlando
                                           Title: Vice President


                                       BALDWIN ENTERPRISES, INC.

                                       By: /s/ Joseph A. Orlando
                                           ------------------------------------
                                           Name: Joseph A. Orlando
                                           Title: Vice President